EXHIBIT 10.26

                 PAGING COMMUNICATIONS AGREEMENT

        AGREEMENT made as of this 1st day of August, 1996 between U.S. PAGING SERVICES, INC., 6140-C Northbelt Parkway, Norcross, Georgia 30071 ("USPS"), MONTGOMERY WARD & CO., INCORPORATED., with a mailing address of 619 West Chicago Avenue, Chicago, Illinois 60671 ("MONTGOMERY WARD") and LECHMERE, INC., with a mailing address of 619 West Chicago Avenue, Chicago, Illinois 66071 ("LECHMERE").

        WHEREAS, USPS is engaged in the business of processing and marketing paging products and services throughout the United
States pursuant to agreements with carriers operating paging networks (the "Carriers"), and

        WHEREAS, MONTGOMERY WARD and LECHMERE desire to engage in the sale of pagers in the retail stores operated by MONTGOMERY
WARD, LECHMERE, HOME IMAGE and ELECTRIC AVE. & MORE (the
"MONTGOMERY WARD RETAIL GROUP") requiring network activation, and

        WHEREAS, MONTGOMERY WARD RETAIL GROUP intends to utilize USPS to process pager activations and provide the pager network service ("Service") for the pagers purchased by MONTGOMERY WARD RETAIL GROUP customers (the "Subscribers") in the coverage areas set forth on Exhibit A attached hereto (collectively the "Area"), and

        NOW THEREFORE, it is agreed as follows:

                    OBLIGATIONS OF USPS

1. Contracts with Carrier. During the term of this Agreement and any renewals thereof, USPS shall maintain binding contracts with the Carriers to provide service in each coverage area within the Area.

2.      Processing and Activation Services to be Performed by USPS.

        (a) Processing of Information Required for Activation. USPS will process the information received from Subscribers over the 1-800 activation number described in Section 2(c) and who
(i) provide the information required in Exhibit B attached hereto and (ii) select a rate plan in accordance with the published rate plans and specified promotions set forth on Exhibit C attached hereto. USPS will promptly transfer the required information to the appropriate Carrier for activation.

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        (b)    USPS Personnel and Systems Commitment.  USPS shall
staff personnel, provide automated stations in sufficient numbers, and maintain the necessary systems and procedures to insure prompt and efficient handling of the activation process and Subscriber inquiries concerning both the purchase and operation of the pagers.

        (c) USPS Telephone. USPS will maintain a toll-free 800 telephone number to permit Subscribers to order service activations and to make inquiries regarding the operation of the pagers and service rates.

               (i) The toll free numbers shall be staffed by USPS personnel eighteen (18) hours a day, seven (7) days a week.

               (ii) The automated telephone information center shall be in operation twenty-four (24) hours a day, seven (7) days a week.

               (iii) The automated order processing center shall be in operation twenty-four (24) hours a day, seven (7) days a week.

3.      Advertising and Commission Payments and Reports

        (a) Payment of Commission. USPS will pay MONTGOMERY WARD cooperative advertising allowance of Two ($2.00) Dollars for each sale and activation of a pager in accordance with the activation requirements of the Carrier providing the paging service.
Payment of the cooperative advertising allowance shall be made by USPS to MONTGOMERY WARD within thirty days of receipt of proof of publication of each advertisement.

        (b) Additional Commission. During the term of this agreement, USPS shall pay the following commission ("Commission") to MONTGOMERY WARD for each Subscriber, provided that the Subscriber has satisfied the conditions of subsection (a)(i) and
(ii) of this Section 3.

               (i) For each active and current Subscriber, the sum of Twenty-Five ($.25) Cents per month for the first twenty-four (24) months of service.

        (c)    Reports.

               (i) Month-to-Date and Year-to-Date Report. This report shall be provided to MONTGOMERY WARD on or about the 15th day of each month during the term of this Agreement, shall be

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

signed by the USPS Vice President of Finance and will set forth activation dates and payment terms for Subscribers activated and other relevant information during the prior monthly periods covered.

               (ii) Audit Procedure. MONTGOMERY WARD or its designee may, from time to time but not more frequently than once each calendar quarter, examine the USPS books and records relating to USPS activations hereunder to confirm the accuracy and completeness of the Cooperative Advertising Allowance and Commissions paid to MONTGOMERY WARD for the preceding calendar quarter. Such audits shall take place during normal business hours and shall occur upon a minimum of five (5) days prior written notice by MONTGOMERY WARD to USPS.

        (d) Rates and Terms of Service. USPS agrees to make available Service at the monthly rates and on the payment terms set forth on Exhibit C attached, which rates and terms may be changed upon ninety (90) days' prior written notice.

        (e)    Commission Reductions and Product Changes.  The
Cooperative Advertising Allowance, Commission and paging products may be changed from time to time upon one hundred twenty (120) days prior written notice from USPS to MONTGOMERY WARD.

        (f)    Compliance with Laws Procedures and Good Business
Practices. USPS shall at all times conduct its business in a fair, honest and ethical manner and in compliance with all applicable laws and regulations.

2. Participation in Market Development Fund Program. USPS shall provide Four Hundred Thousand ($400,000.00) Dollars for participation by MONTGOMERY WARD in a market development fund program to launch the expansion of the MONTGOMERY WARD RETAIL GROUP in the marketing of paging products and services to be earned as provided in subsection (a) below.

        In addition, USPS shall provide an additional grant of $100,000 of market development funds for LECHMERE participating stores to be earned as provided in subsection (a) below.

        (a) Between August 1, 1996 and December 31, 1997, (the "MDF Period") MONTGOMERY WARD RETAIL GROUP shall engage in a corporate advertising campaign to promote the sale of paging products and services provided by USPS under the terms of this Agreement consisting of not less than thirty-six (36) advertisements of a minimum size of one-twelfth (1/12) of a tabloid page, or in the alternative, a minimum of not less than twenty-four (24) advertisements, which in the aggregate contains comparable space and size, which advertisements shall be subject to approval of USPS when possible prior to publication.

        (b) In the event that MONTGOMERY WARD/ELECTRIC AVENUE & MORE does not achieve a minimum of six thousand (6,000) activations during each three (3) month period during the MDF Period and LECHMERE/HOME IMAGE does not achieve 1500 activations during any such three (3) month period, based upon reviews to be conducted by USPS and Montgomery Ward, USPS shall have the right to reevaluate and adjust the amount of MDF funds to be made available to the MONTGOMERY WARD RETAIL GROUP and LECHMERE on a pro-rated basis reflecting such short-fall for the next succeeding three (3) month period or portion thereof in the MDF Period.

        (c) Receipt by USPS of proof of publication with tear sheet, and a summary of the media, media size and date of publication is required for payment of MDF Funds to Montgomery
Ward.  Payment of MDF funds shall be made on or before forty-five
(45) days after receipt of the foregoing documentation.

               OBLIGATIONS OF MONTGOMERY WARD

3.      (a)    Exclusivity.  Subject to terms and conditions hereof,
MONTGOMERY WARD designates USPS as its exclusive pager activation service for the purpose of providing access to Service for the sale of pagers in the participating MONTGOMERY WARD RETAIL GROUP stores Area. During the term of this Agreement, MONTGOMERY WARD shall not market, sell, resell or otherwise offer Service in the Area for participating MONTGOMERY WARD RETAIL GROUP stores in competition with that provided by the USPS designated Carriers.

        (b)    Termination of Agreement.

               (i) USPS or MONTGOMERY WARD may terminate this Agreement in addition to their respective rights as provided in
Section 6 below immediately upon written notice to each other, if either party does any of the following:

                       (A)    makes a material misrepresentation or
               omission to induce the other party to enter this Agreement;

                       (B) is convicted of, or pleads no contest to, any felony or other crime that is likely to adversely affect the reputation or goodwill of such other party.

                       (C)    becomes insolvent, commences any
               liquidation or termination of its business, is adjudicated bankrupt, effects an assignment for the benefit of creditors, or invokes the provisions of law for the relief of debtors.

                       (D) fails to cure any breach or default of any of the terms and provisions of this Agreement within thirty (30) days after delivery of notice thereof from the other party.

        (c) Survival of Obligations. All obligations of either party which expressly or by their own nature survive the expiration or termination of this Agreement shall continue in full force and effect notwithstanding its expiration or termination until they are satisfied in full or by their nature expire.

        (d) Severability and Substitution of Valid Provisions. Each provision of this Agreement shall be considered severable and if a provision is for any reason held to be invalid all remaining provisions shall be enforceable. If any provision of this Agreement is held to impose a restriction which is unenforceable in scope which could be made enforceable by limiting the scope, the parties agree to modify the scope of the provisions to preserve enforceability.

6. Term. Subject to the termination provisions set forth above, this Agreement shall commence on the date first set forth above and shall continue in full force and effect until December 31, 1997 (the "Initial Term"). Following the Initial Term, this Agreement shall be automatically renewed for successive one-year terms provided, however, that after the Initial Term either party may terminate this Agreement at any time, with or without cause, upon no less than ninety (90) days prior notice.

7. Entire Agreement. This Agreement contains the entire understanding of the parties hereto in respect of the subject matter contained herein.

8. Assignment. This Agreement and all the provisions herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. USPS may not assign this Agreement without the prior written consent of MONTGOMERY WARD.

9. Notices. All notices and other communications given hereunder shall be in writing and shall be delivered by hand, by certified mail-return receipt requested, with postage prepaid, or by reputable overnight courier at the addresses set forth above or to such other address as shall be designated in writing. Such notice shall be deemed received on the date on which it is hand delivered, on the third business day following the date on which it is mailed or on the first business day following the date it is delivered to a courier for overnight delivery.

10. Submission to Jurisdiction. Each party to this Agreement agree that any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in the state courts of the State of Illinois and the United States District Courts of Illinois; waives any objection which it may have now or hereafter to the laying of the venue of any such suit, action or proceeding; and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

11. Governing Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts of laws.

        IN WITNESS WHEREOF, the parties herewith have caused the agreement to be signed as of the day and year first above written.
                                 U.S. PAGING SERVICES, INC.

                                 BY: /s/ (Authorized Officer)


                                 MONTGOMERY WARD & CO., INCORPORATED

                                  BY: /s/ (Authorized Officer)

                                  LECHMERE, INC.

                                  BY: /s/ (Authorized Officer)

                                EXHIBIT A
                                (7 pages)


Montgomery Ward                      -       A-1 through A-3
Home Image                           -       A-4
Lechmere                             -       A-5
Electric Ave. & More                 -       A-6


Paging services provided by USPS through GTE Operating Companies.

                                 EXHIBIT A-1
                        CoveredPM - Montgomery Ward         7/19/96

STORE  DISTRICT              CITY                   ST     ZIP       FIELDREP
1001   Chicago               EVERGREEN              IL     60642
1002   Chicago               MT PROSPECT            IL     60056
1009   Chicago               CHICAGO                IL     60622
1014   Chicago               MUNSTER                IN     46321
1019   Chicago               INDIANAPOLIS           IN     46162
1022   Chicago               INDIANAPOLIS           IN     46229
1037   Tampa                 GREENVILLE             SC     29607
1047   Detroit               BUTLER                 PA     16001
1055   Tampa                 CLEARWATER             FL     34624
1071   Washington DC         FALLS CHURCH           VA     22044
1073   Washington DC         GAITHERSBURG           MD     20877
1075   Washington DC         GLEN BURNIE            MD     21061
1079   Washington DC         HAGERSTOWN             MD     21740
1085   Los Angeles           OCEANSIDE              CA     92054
1097   Washington DC         HYATTSVILLE            MD     20784
1102   Washington DC         ST CHARLES             MD     20603
1106   Chicago               WAUKEGAN               IL     60085
1112   Washington DC         HARRISBURG             PA     17112
1120   Tampa                 OCALA                  FL     34474
1124   Detroit               PARKERSBURG            WV     26101
1153   Washington DC         TOWSON                 MD     21204
1163   Washington DC         WHEATON                MD     20902
1169   Washington DC         CAMPHILL               PA     17011
1182   Tampa                 ORLANDO                FL     32809
1205   Detroit               CUYAHOGA FALLS         OH     44223
1208   Detroit               DEARBORN               MI     48126     Wanda
1235   Detroit               GRAND RAPIDS           MI     49509     Lisa
1255   Chicago               NILES                  IL     60714
1260   Chicago               CHICAGO                IL     60609
1261   Denver                TUCSON                 AZ     85705
1265   Detroit               LIVONIA                MI     48215     Wanda
1267   Texas                 CORPUS CHRISTI         TX     78412
1270   Chicago               SCHAUMBURG             IL     60195
1289   Detroit               MT CLEMENS             MI     48035     Heather
1308   Detroit               PONTIAC                MI     48328     Heather
1313   Tampa                 PORTSMOUTH             VA     23701
1314   Chicago               VILLA PARK             IL     60181
1315   Denver                THORTON                CO     80229
1316   Denver                GLENDALE               AZ     85301
1317   Kansas City           GRANDVIEW              MO     64030
1338   Detroit               SOUTHGATE              MI     48195     Wanda
1341   Washington DC         BALTIMORE              MD     21207
1353   Denver                PHOENIX                AZ     85018
1355   Detroit               WARREN                 MI     48092     Heather
1365   Kansas City           ST PAUL                MN     55101
1371   Texas                 ABILENE                TX     79605
1374   Denver                ALBUQUERQUE            NM     87110
1377   Oakland               VICTORVILLE            CA     92392
1380   Oakland               SALINAS                CA     93906     James
1381   Los Angeles           RANCHO CUCAM           CA     91730
1382   Texas                 AUSTIN                 TX     78723
1385   Texas                 BATON ROUGE            LA     70806
1386   Tampa                 CHESAPEAKE             VA     23320
1391   Washington DC         SCRANTON               PA     18503
1393   Tampa                 SAVANNAH               GA     31420
1398   Detroit               STERLING HTS           MI     48313     Heather
1400   Kansas City           CEDAR RAPIDS           IA     52404
1406   Kansas City           TOPEKA                 KS     66604
1410   Denver                COLORADO               CO     80901
1420   Chicago               NAPERVILLE             IL     60540

                           EXHIBIT A-2
                CoveredPM - Montgomery Ward (continued)           7/19/96

STORE  DISTRICT              CITY                   ST     ZIP       FIELDREP
1425   Denver                DENVER                 CO     80212
1426   Tampa                 JACKSONVILLE           FL     32073
1428   Kansas City           JACKSONVILLE           FL     32225
1429   Tampa                 DES MOINES             IA     50310
1437   Tampa                 LAKELAND               FL     33809
1438   Washington DC         FORT MYERS             FL     33901
1439   Kansas City           POUGHKEEPSIE           NY     12601
1440   Tampa                 FAYETTEVILLE           AR     72701
1446   Detroit               TAMPA                  FL     33612
1447   Texas                 FLINT                  MI     48507     Heather
1464   Texas                 HOUSTON                TX     77022
1466   Tampa                 HOUSTON                TX     77036
1471   Oakland               ROANOKE                VA     24012
1473   Oakland               BAKERSFIELD            CA     93301
1475   Los Angeles           CANOGA PARK            CA     91303
1477   Oakland               CHINO                  CA     95926
1483   Oakland               EUREKA                 CA     95501
1492   Los Angeles           ALMESA                 CA     91942
1501   Oakland               MEDFORD                OR     97501
1509   Los Angeles           PANORAMA CITY          CA     91402
1510   Denver                DENVER                 CO     80030
1511   Denver                PHOENIX                AZ     85033
1515   Oakland               PLEASANT HILL          CA     94523     James
1520   Denver                GLENDALE               AZ     85308
1523   Denver                PHOENIX                AZ     85025
1524   Oakland               RENO                   NV     89501
1525   Oakland               RICHMOND               CA     94805     James
1529   Oakland               SALEM                  OR     97301
1530   Denver                PHOENIX                AZ     85033
1532   Los Angeles           MISSION VALLEY         CA     92108
1533   Oakland               SAN JOSE               CA     95133     James
1535   Los Angeles           SANTA ANA              CA     92706
1540   Oakland               STOCKTON               CA     95207
1541   Denver                TUCSON                 AZ     85716
1549   Detroit               HARPER WOODS           MI     48225     Heather
1550   Detroit               SOUTHFIELD             MI     48075     Wanda
1554   Los Angeles           FULLERTON              CA     92632
1555   Los Angeles           LAS VEGAS              NV     89104
1556   Oakland               MODESTO                CA     95350
1557   Oakland               NAPA                   CA     95401
1566   Kansas City           MINNEAPOLIS            MN     55402
1567   Chicago               CHICAGO RIDGE          IL     60515
1569   Washington DC         READING                PA     19605
1579   Los Angeles           VENTURA                CA     93003
1591   Kansas City           KANSAS CITY            MO     64133
1601   Kansas City           LITTLE ROCK            AR     72117
1613   Tampa                 GAINESVILLE            FL     32608
1618   Texas                 DALLAS                 TX     75149
1640   Tampa                 PORT CHARLOTTE         FL     33948
1647   Denver                PUEBLO                 CO     81008
1651   Kansas City           ST JOSEPH              MO     64506
1654   Texas                 SAN ANTONIO            TX     78223
1655   Texas                 SAN ANTONIO            TX     78201
1715   Tampa                 ALTAMONTE SPRINGS      FL     33701
1716   Tampa                 ORLANDO                FL     32804
1748   Denver                DENVER                 CO     80226
1785   Oakland               FREMONT                CA     94538     James
1794   Detroit               GREENSBURG             PA     15601
1810   Detroit               LANSING                MI     60438
1822   Kansas City           JEFFERSON CITY         MO     65101

                               EXHIBIT A-3
                   CoveredPM - Montgomery Ward (continued)    7/19/96

STORE  DISTRICT              CITY                   ST     ZIP       FIELDREP
1886   Washington DC         TEMPLE HILLS           MD     20748
1887   Los Angeles           COVINA                 CA     91723
1888   Oakland               MARYSVILLE             CA     95901
1953   Washington DC         YORK                   PA     17402
1959   Los Angeles           HUNTINGTON BEACH       CA     95647
1961   Kansas City           LITTLE ROCK            AR     72205
1962   Kansas City           SPRINGFIELD            MO     65308
1965   Los Angeles           ROSEMEAD               CA     91770
2005   Texas                 PASADENA               TX     77504
2018   Detroit               SOUTHFIELD             MI     48034     Wanda
2024   Los Angeles           ESCONDIDO              CA     92025
2027   Chicago               LOMBARD                IL     60148
2071   Oakland               DALY CITY              CA     94015     James
2072   Detroit               LANSING                MI     48917     Lisa
2083   Washington DC         LAUREL                 MD     20707
2101   Oakland               SACRAMENTO             CA     95823
2129   Texas                 PHARR                  TX     78577
2136   Kansas City           JOPLIN                 MO     64801
2137   Kansas City           KANSAS CITY            MO     64133
2139   Denver                SANTA FE               NM     87501
2142   Washington DC         MANASSAS               VA     22110
2143   Washington DC         FAIRFAX                VA     22030
2145   Detroit               GRAND RAPIDS           MI     49505     Lisa
2147   Tampa                 NORFOLK                VA     12502
2148   Tampa                 PENSACOLA              FL     21504
2149   Kansas City           ONALASKA               WY     54650
2155   Oakland               PORTLAND               OR     97216
2156   Los Angeles           LOS ANGELES            CA     90035
2168   Texas                 ALEXANDRIA             VA     71301
2170   Texas                 ARLINGTON              TX     76010
2194   Texas                 BEAUMONT               TX     77706
2195   Los Angeles           TORRANCE               CA     90503
2196   Denver                AURORA                 CO     80012
2203   Detroit               JACKSON                MI     49201     Lisa
2211   Washington DC         BEL AIR                MD     21014
2212   Washington DC         FREDERICK              MD     21701
2213   Tampa                 TALLAHASSEE            FL     32303
2215   Oakland               FRESNO                 CA     93710
2219   Oakland               SAN LEANDRO            CA     94578     James
2220   Los Angeles           SAN BERNARDINO         CA     92410
2221   Los Angeles           LOS ANGELES            CA     90041
2233   Tampa                 SPRINGFIELD            VA     22150
2233   Washington DC         SPRINGFIELD            VA     22150
2235   Los Angeles           MONTCLAIR              CA     91763
2237   Oakland               PORTLAND               OR     97217
2238   Los Angeles           CITRUS HEIGHTS         CA     95610
2238   Los Angeles           CITRUS HEIGHTS         CA     95610
2239   Oakland               SAN JOSE               CA     95123     James
2248   Washington DC         ROSEDALE               MD     21237
2253   Detroit               TOLEDO                 OH     43614
2254   Texas                 HOUSTON                TX     77024
2257   Kansas City           BLAINE                 MN     55434
2260   Washington DC         ANNAPOLIS              MD     21401
2289   Texas                 EL PASO                TX     79925
2292   Kansas City           OKLAHOMA CITY          OK     73149
2308   Los Angeles           LAKEWOOD               CA     90712
2323   Tampa                 MOBILE                 AL     36606
2336   Texas                 SAN ANTONIO            TX     78218
2350   Kansas City           ST CLOUD               MN     92401
2366   Tampa                 GREENSBORO             NC     27405

                                   EXHIBIT A-4
                              CoveredPM - Home Image          7/19/96

STORE  ADDRESS               CITY           ST      ZIP     FIELDREP         CARRIER               CARRIER STATUS
2345   4401 Eastern Blvd.    Montgomery     AL      36116                    Alltel                Approved
2347   3235 Tillabawassee    Saginaw        MI      48604   Sonja Perry      Cellular One-CCI
2357   3804 Rib Mountain     Wausau         MI      55401   Scott Navin      U.S. Cellular         Approved
2791   1550 Boston Rd.So.    Springfield    MA      01129   John McDonnell   SNET Linx             N/A
2820   Holyoke Mall          Holyoke        MA      01041                    SNET Linx             N/A
2828   One Galleria Ave.     Middletown     NY      10941   John McDonnell   Bell Atlantic Nynex


                                     EXHIBIT A-5
                                 CoveredPM - Lechmere           7/19/96

STORE  ADDRESS               CITY           ST      ZIP    PHONE          CARRIER               PAGING
2786   1440 Pleasant Valley  Manchester     CT      06040                 SNET Linx
2788   70 Universal Dr.      N. Haven       CT      06473                 SNET Linx
2789   1212 Boston Post Rd.  Milford        CT      06460                 SNET Linx
2790   3105 Berlin Tpke.     Newington      CT      06111  203-666-4550   SNET Linx
2792   Rte 93 & S. Willow    Manchester     NH      03103  603-668-6000   Bell Atlantic-Nynex
2793   Rte 6 at Commerce     Seekonk        MA      02771  508-336-4800   Bell Atlantic-Nynex
2794   Baldhill Rd.          Warwick        RI      02888  401-828-6800   Bell Atlantic-Nynex
2795   1400 Central Ave.     Albany         NY      12205  508-459-1500   Bell Atlantic-Nynex
2797   Rte 9 Cotton Hill     Poughkeepsie   NY      12601  914-297-7400   Bell Atlantic-Nynex
2800   1225 Jefferson Rd.    Rochester      NY      14623  716-427-8180   Frontier
2802   330 W. Hiawatha       Syracuse       NY      13204  315-466-0044   Frontier
2803   Walden Galleria       Buffalo        NY      14225  716-685-7400   Frontier
2805   999 S. Washington     N. Attleboro   MA      02760  508-643-1122   Bell Atlantic-Nynex
2806   2 W. Stevens St.      Taunton        MA      02718  508-824-6664   Bell Atlantic-Nynex
2811   Maine Mall Rd.        S. Portland    ME      04106                 SNET Linx
2812   2833 Ridge West Rd.   Rochester      NY      14626  716-723-0600   Frontier


                                     EXHIBIT A-5
                                 CoveredPM - Electric Ave & More   7/19/96

                                                                                                         PAGING
STORE  ADDRESS          CITY           ST   ZIP     PHONE         FAX            CARRIER/STATUS          MAP
1613   Butler Plaza     Gainesville    FL   32608   904-374-2444  904-337-6525   Alltel/Approved         JacksonvilleFL
2149   Pralle Ctr       Onalaska       WI   54650   608-781-6940  608-783-9525   U.S.Cellular/Approved   La Crosse WI
2150   Towne Sq. N.     Owensboro      KY   42301   502-688-8899  502-926-5525   U.S.Cellular/Approved   Evansville IN
2340   3223 Anderson    Anderson       SC   29625   803-225-0014  803-964-2525   360                     N/C
2341   2601 McLeod B.   Florence       SC   29501   803-629-3090  803-629-5325   Alltel/Approved         Columbia SC
2342   Crossroads Ctr   Waterloo       IA   50702   319-291-3080  319-291-7525   U.S.Cellular/N/A        Des Moines IA
2343   1140 Seaboard    Myrtle Beach   SC   29577   803-444-4758  803-444-2525   Vanguard/On Hold (7/9)  Columbia SC
2348   6260 E. State    Rockford       IL   61108   815-262-6261  815-227-5407   Ameritel/Approved       Chicago IL
2349   346 N.Casaloma   Grand Chute    WI   54911   414-954-9735  414-954-9743   Cellulink/N/A           Appleton/
                                                                                                            Oshkosh
2354   Dixie Bee Rd.    Terre Haute    IN   47802   812-242-5000  812-235-3313   Ameritel/Approved       N/C
2358   4070 Commnwlth   Eau Claire     WI   54701                 715-838-9174   Cellulink/Approved      La Crosse WI

                                 EXHIBIT B

            INFORMATION REQUIRED FROM SUBSCRIBER
               FOR AT HOME ACTIVATION



ORDER DATE

NAME  (Last, First, M.I.)

ADDRESS

CITY

STATE

ZIP

AGE

HOME PHONE

RATE PLAN

PAYMENT TERMS

CAP CODE

CREDIT CARD TYPE, NUMBER
AND EXPIRATION DATE